                                                                    EXHIBIT 3(b)



                                    BYLAWS

                                      OF

                           CLECO UTILITY GROUP INC.

                       (Revised effective July 28, 2000)

ARTICLE I - Registered Office; Registered Agents; Corporate Seal..................................................  1
---------
         Section 1.   Registered Office and Registered Agents.....................................................  1
                      ---------------------------------------
         Section 2.   Corporate Seal..............................................................................  1
                      --------------
ARTICLE II - Shareholders.........................................................................................  1
----------
         Section 1.   Place of Holding Meetings...................................................................  1
                      -------------------------
         Section 2.   Quorum; Adjournment of Meetings.............................................................  1
                      -------------------------------
                  (a)      General Rule...........................................................................  1
                           ------------
                  (b)      Adjournments...........................................................................  1
                           ------------
         Section 3.   Annual Meeting..............................................................................  2
                      --------------
         Section 4.   Special Meeting.............................................................................  2
                      ---------------
         Section 5.   Conduct of Meetings.........................................................................  2
                      -------------------
         Section 6.   Voting......................................................................................  4
                     -------
         Section 7.   Notice......................................................................................  4
                     -------
ARTICLE III - Directors...........................................................................................  4
-----------
         Section 1.   Certain General Provisions..................................................................  4
                      --------------------------
                  (a)      Number.................................................................................  4
                           ------
                  (b)      Classification.........................................................................  5
                           --------------
                  (c)      Nominations............................................................................  5
                           -----------
                  (d)      Qualifications; Declaration of Vacancy.................................................  5
                           --------------------------------------
                  (e)      Removal................................................................................  6
                           -------
                  (f)      Powers.................................................................................  6
                           ------
         Section 2.   Filling of Vacancies........................................................................  7
                     ---------------------
         Section 3.   Annual and Regular Meetings.................................................................  7
                      ---------------------------
         Section 4.   Special Meetings............................................................................  8
                     -----------------
         Section 5.   Place of Meetings; Telephone Meetings.......................................................  8
                     --------------------------------------
         Section 6.   Quorum......................................................................................  8
                     -------
         Section 7.   Compensation................................................................................  8
                     -------------
         Section 8.   Committees..................................................................................  8
                     -----------
ARTICLE IV - Indemnification......................................................................................  9
----------
         Section 1.   Right to Indemnification - General..........................................................  9
                     -----------------------------------
         Section 2.   Certain Provisions Respecting Indemnification for and
                      -----------------------------------------------------
                      Advancement of Expenses.....................................................................  9
                      -----------------------
         Section 3.   Procedure for Determination of Entitlement to Indemnification..............................  10
                     --------------------------------------------------------------
         Section 4.   Presumptions and Effect of Certain Proceedings.............................................  11
                      ----------------------------------------------
         Section 5.   Right of Claimant to Bring Suit............................................................  12
                     --------------------------------
         Section 6.   Non-Exclusivity and Survival of Rights.....................................................  12
                     ---------------------------------------
         Section 7.   Definitions................................................................................  13
                      -----------
ARTICLE V - Executive Committee..................................................................................  14
---------
         Section 1.   Election and Tenure........................................................................  14
                      -------------------
         Section 2.   Powers.....................................................................................  14
                     -------
         Section 3.   Meetings...................................................................................  14
                      --------
         Section 4.   Compensation...............................................................................  15
                      ------------
ARTICLE VI - Audit Committee.....................................................................................  15
----------
         Section 1.   Election and Tenure........................................................................  15
                      -------------------
         Section 2.   Audit Committee............................................................................  15
                      ---------------
         Section 3.   Meetings. .................................................................................  15
                     ---------
         Section 4.   Compensation...............................................................................  15
                     -------------
ARTICLE VII -  Compensation Committee............................................................................  16
-----------
         Section 1.   Election and Tenure........................................................................  16
                      -------------------
         Section 2.   Compensation Committee.....................................................................  16
                      ----------------------
         Section 3.   Meetings...................................................................................  16
                      --------
         Section 4.   Compensation...............................................................................  16
                     -------------
ARTICLE VIII -  Officers.........................................................................................  16
------------

         Section l.   Election, Tenure, and Compensation.........................................................   16
                      ----------------------------------
         Section 2.   Powers and Duties of Chairman of Board of Directors........................................   17
                     ----------------------------------------------------
         Section 3.   Powers and Duties of President.............................................................   17
                     -------------------------------
         Section 4.   Powers and Duties of Vice President........................................................   17
                     ------------------------------------
         Section 5.   Powers and Duties of Secretary.............................................................   17
                     -------------------------------
         Section 6.   Powers and Duties of Treasurer.............................................................   17
                     -------------------------------
         Section 7.   Delegation of Duties.......................................................................   18
                      --------------------

ARTICLE IX -  Capital Stock......................................................................................   18
----------
         Section l.   Stock Certificates.........................................................................   18
                      ------------------
         Section 2.   Lost or Destroyed Certificates.............................................................   18
                      ------------------------------
         Section 3.   Transfer of Shares. .......................................................................   19
                      ------------------
         Section 4.   Dividends..................................................................................   19
                      ---------
         Section 5.   Closing Transfer Books; Fixing Record Date.................................................   19
                      ------------------------------------------
ARTICLE X - Notices..............................................................................................   19
---------
         Section 1.   Manner of Giving Notice....................................................................   19
                      -----------------------
         Section 2.   Waiver of Notice...........................................................................   20
                     -----------------
ARTICLE XI - Miscellaneous.......................................................................................   20
----------
         Section 1.   Fiscal Year................................................................................   20
                     ------------
         Section 2.   Checks and Drafts..........................................................................   20
                     ------------------
         Section 3.   Books and Records..........................................................................   20
                     ------------------
         Section 4.   Separability...............................................................................   20
                     -------------
ARTICLE XII - Amendment of Bylaws................................................................................   20
-----------

                                    BYLAWS

                                      OF

                           CLECO UTILITY GROUP INC.


                                   ARTICLE I
                                   ---------

             Registered Office; Registered Agents; Corporate Seal

     Section 1.  Registered Office and Registered Agent(s). The registered
                 -----------------------------------------
office of the Corporation is 2030 Donahue Ferry Road, Pineville, Louisiana 71360-5226, and its registered agents are Mr. David M. Eppler, Mr. Thomas J. Howlin, and Mr. Michael P. Prudhomme, post office address 2030 Donahue Ferry Road, Pineville, Louisiana 71360-5226. The Corporation may also have offices at such other places as the board of directors, the chief executive officer or the president may from time to time designate.

     Section 2.  Corporate Seal. The corporate seal of the Corporation shall be
                 --------------
circular in form and have inscribed on its periphery the words "Cleco Utility Group Inc. 1935" and in its center the words "Corporate", "Seal" and "Louisiana."

                                  ARTICLE II
                                  ----------

                                 Shareholders

     Section 1.  Place of Holding Meetings.  All meetings of the shareholders
                 -------------------------
shall be held at the principal office of the Corporation in the City of Pineville, State of Louisiana, except in cases in which the notices thereof designate some other place, which may be within or without the State of Louisiana.

     Section 2.  Quorum; Adjournment of Meetings.
                 -------------------------------

     (a) General Rule.  Except as otherwise provided in these bylaws, the
         ------------
presence in person or by proxy at a meeting of shareholders of the holders of record of a number of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat that represents a majority of the votes entitled to be cast thereat shall constitute a quorum at such meeting.

     (b) Adjournments. If less than a quorum shall be in attendance at the time
         ------------
for which a meeting shall have been called, such meeting may, without any notice other than by announcement at such meeting, be adjourned from time to time by the vote of the shareholders present in person or by proxy representing a majority of the votes so present, for a period not exceeding one month at any one time, without notice other than by announcement at the meeting, until a quorum shall attend; provided, however, that a meeting at which a director or directors are to be elected shall be adjourned only from day to day until such director or directors have been elected. A meeting at which a quorum is present may also be adjourned in like manner. At an adjourned meeting at which a quorum shall attend, any business may be transacted which might have been transacted if such meeting had been held as originally called.

     Section 3.  Annual Meeting. Except as otherwise provided by resolution of
                 --------------
the board of directors, the annual meeting of shareholders for the election of directors shall be held on the third Friday after the first Monday in April of each year. At each annual meeting, the shareholders shall elect directors to succeed those whose terms have expired as of the date of such annual meeting. Such other matters as may properly come before a meeting may be acted upon at an annual meeting.

     Section 4.  Special Meeting. Special meetings of the shareholders for
                 ---------------
any purpose or purposes may be called by the chief executive officer or president, by a majority of the board of directors, or by a majority of the executive committee, if any, of the board of directors; provided, that a special meeting of shareholders may be called by a shareholder or shareholders as provided in the Corporation's articles of incorporation, these bylaws, or otherwise by law.

     Section 5.  Conduct of Meetings. Meetings of shareholders shall be
                 -------------------
presided over by the chief executive officer or president of the Corporation or, if the chief executive officer or president is not present at a meeting, by such other person as the board of directors shall designate or, if no such person is designated by the board of directors, the most senior officer of the Corporation present at the meeting. The secretary of the Corporation, if present, shall act as secretary of each meeting of shareholders; if he is not present at a meeting, then such person as may be designated by the presiding officer shall act as secretary of the meeting. Meetings of shareholders shall follow reasonable and fair procedure. Subject to the foregoing, the conduct of any meeting of shareholders and the determination of procedure and rules shall be within the absolute discretion of the presiding officer (the "Chairman of the Meeting"), and there shall be no appeal from any ruling of the Chairman of the Meeting with respect to procedure or rules. Accordingly, in any meeting of shareholders or part thereof, the Chairman of the Meeting shall have the sole power to determine appropriate rules or to dispense with theretofore prevailing rules. Without limiting the foregoing, the following rules shall apply:

     (a) The Chairman of the Meeting may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

     (b) A resolution or motion shall be considered for vote only if proposed by a shareholder or duly authorized proxy, and seconded by an individual, who is a shareholder or a duly authorized proxy, other than the individual who proposed the resolution or motion, subject to compliance with any other requirements concerning such a proposed resolution or motion contained in these bylaws. The Chairman of the Meeting may propose any motion for vote. The order of business at all meetings of shareholders shall be determined by the Chairman of the Meeting.

     (c) The Chairman of the Meeting may impose any reasonable limits with respect to participation in the meeting by shareholders, including, but not limited to, limits on the amount of time at the meeting taken up by the remarks or questions of any shareholder, limits on the numbers of questions per shareholder, and limits as to the subject matter and timing of questions and remarks by shareholders.

     (d) Before any meetings of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the Meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting of shareholders. The number of inspectors shall be three. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the Meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill such vacancy.

The duties of these inspectors shall be as follows:

          (1) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

          (2) Receive votes or ballots;

          (3) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (4) Count and tabulate all votes;

          (5) Report to the board of directors the results based on the information assembled by the inspectors; and

          (6) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

Notwithstanding the foregoing, the final certification of the results of any election or other matter acted upon at a meeting of shareholders shall be made by the board of directors.

     Section 6.  Voting. Except as otherwise provided by the articles of
                 ------
incorporation, each holder of shares of capital stock of the Corporation shall be entitled, at each meeting of shareholders, to one vote for each share of such stock standing in his name on the books of the corporation on the date of such meeting or, if the board of directors, pursuant to section 5 of article IX of these bylaws, shall have fixed a record date for the purpose of such meeting or shall have fixed a date as of which the books of the Corporation shall be temporarily closed against transfers of shares, then as of such date. A shareholder may vote either in person or by proxy appointed by an instrument in writing, subscribed by such shareholder or by his duly authorized attorney. Except as otherwise provided by law, the articles of incorporation, or these bylaws, all elections shall be had and all questions shall be decided by a majority of the votes cast at a duly constituted meeting at which a quorum is present.

     Section 7.  Notice.
                 ------

     (a) Unless otherwise provided by the articles of incorporation, written or printed notice, stating the place, day, and hour of each meeting of shareholders, and, in the case of a special meeting, the business proposed to be transacted thereat, shall be given in the manner provided in article X of these bylaws to each shareholder entitled to vote at such meeting, at least 15 days before an annual meeting and at least five days before a special meeting.

     (b) To be properly brought before any meeting of the shareholders, business must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors pursuant to subsection (a) of this section 7, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) otherwise properly brought before the meeting by a shareholder.

     The Chairman of the Meeting shall, if the facts warrant, determine and declare at any meeting of the shareholders that business was not properly brought before the meeting of shareholders in accordance with the provisions of this section 7 of article II, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. A determination whether a matter is or is not properly before the meeting shall not depend on whether such proposal has been or will be included in any proxy statement delivered or to be delivered to the Corporation's shareholders.

                                  ARTICLE III
                                  -----------

                                   Directors

     Section 1.  Certain General Provisions.
                 --------------------------

     (a) Number. The corporate powers of the Corporation shall be vested in and
         ------
exercised, and the business and affairs of the Corporation shall be managed, by a board of directors which shall consist of ten directors.

     (b) Classification. The board of directors of the Corporation shall be
         --------------
divided into three classes of as nearly as possible equal size, with the term of office of directors of one class expiring each year. At each annual meeting of shareholders, the successors to the class of directors whose terms shall have expired at such meeting shall be elected to hold office for a term expiring at the third annual meeting succeeding such meeting.

     (c) Nominations. Nominations for election of members of the board of
         -----------
directors may be made by the board of directors or by a shareholder.

     (d) Qualifications; Declaration of Vacancy.
         --------------------------------------

         (1) No person shall be eligible for election or reelection as a director after attaining age 72, and no person who is or shall have been a full-time officer or employee of the Corporation or any subsidiary thereof shall be eligible for election or reelection as a director after attaining age 65 or (even if under 65) after such director's employment by the Corporation has terminated.

         (2) Upon attaining the age of 72 or 65, as specified in paragraph (1) immediately preceding, a director may continue to serve as a director of the Corporation until no later than the next succeeding annual meeting of shareholders, at which time, unless he has previously ceased to be a member of the board of directors of the Corporation, his position as a director shall cease. Notwithstanding the foregoing, with regard to a director of the Corporation who is also an officer or employee of the Corporation or any subsidiary thereof, such director's position as a director shall cease immediately upon termination of such director's employment by the Corporation.

         (3) No person shall be eligible for election or reelection or to continue to serve as a member of the board of directors who is an officer, director, agent, representative, partner, employee, or nominee of, or otherwise acting at the direction of, or acting in concert with, (y) a "public utility company" (other than one that is an "affiliate" of the Corporation) or "holding company" (other than one that is an "affiliate" of the Corporation) as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or "public utility" (other than one that is an "affiliate" (as defined in 18 C.F.R. (S) 161.2) of the Corporation) as such term is defined in Section 201(e) of the Federal Power Act of 1920, as amended, or (z) an "affiliate" (as defined in 17 C.F.R. (S) 230.405) under the Securities Act of 1933, as amended) of any of the persons or entities specified in clause (y) immediately preceding.

         (4) Upon the occurrence of any of the events described in paragraph (2) of this subsection (d), the affected director shall cease to be a director of the Corporation at the time specified in such paragraph. Determination of the eligibility of a person for election, reelection, or continued service on the board of directors under other provisions of this subsection
     (d) or otherwise as provided by applicable law including, but not limited to, occurrence of an event specified in Section 81C(2) of the Louisiana Business Corporation Law, shall, subject to the provisions of paragraph (6) below, be made by vote of a majority of the members of the board of directors. If the board of directors, pursuant to such a determination, determines that a person is ineligible for election, reelection, or continued service on the board of directors, such ineligibility shall be effective immediately upon such determination, and, if the affected person is a director of the Corporation at the time of such determination, his position as a director shall cease at such time.

         (5) If a director of the Corporation ceases to be a director (x) at the annual meeting of shareholders next succeeding the day upon which he attained the age of 72 or 65, as specified in paragraphs (1), (2), and (4) of this subsection (d), and if there is time remaining in the regularly scheduled term of office of such director, (y) because of termination of employment, as provided in paragraphs (1), (2), and (4) of this subsection
     (d), or (z) upon the determination of the board of directors of the Corporation pursuant to paragraph (4) of this subsection (d) that a director of the Corporation is no longer qualified to continue serving as a director of the Corporation, the board of directors shall declare the office held by such director vacant and may fill such vacancy as provided in section 2 of this article III of these bylaws.

         (6) Without limiting the ability of the board of directors as provided by applicable law to declare vacant the position of a director on the board of directors, if a member of the board of directors has been adjudged by a court of competent jurisdiction to be guilty of fraud, criminal conduct (other than minor traffic violations), gross abuse of office amounting to a breach of trust, or similar misconduct, and no appeal (or further appeal) therefrom is permitted under applicable law, the other directors then in office, by unanimous vote, may declare the position occupied by such director vacant, and such other directors may fill such vacancy as provided in section 2 of this article III of these bylaws.

     (e) Removal. In this subsection (e), the terms "remove" and "removal" and
         -------
their related grammatical forms shall refer only to the process of dismissal provided for in this subsection, and shall not be deemed to refer to disqualification of a director, cessation of a director to be such, or declaration of a vacancy in the office of director as provided for in subsection
(d) of this section 1 or otherwise as permitted by law.

     A member of the board of directors may be removed by the shareholders of the Corporation for any reason upon majority vote.

     (f) Powers. Subject to the provisions of the laws of the State of
         ------
Louisiana, the articles of incorporation of the Corporation, and these bylaws, the board of directors shall have and exercise, in addition to such powers as are set forth in the articles of incorporation, all of the powers which may be exercised by the Corporation, including, but without thereby limiting the generality of the above, the power to create and to delegate, with power to subdelegate, any of its powers to any committee, officer, or agent; provided, however, that the board of directors shall not have the power to delegate its authority to:

          (1) amend, repeal, or supplement the bylaws of the Corporation;

          (2) take definitive action on a merger, consolidation, reclassification or exchange of securities, repurchase by the Corporation of any of its equity securities, transfer of all or substantially all of the assets of the Corporation, dissolution, "business combination" as defined in Section 132 of the Louisiana Business Corporation Law, or similar action;

          (3) elect or remove a director or officer of the Corporation;

          (4) submit a proposal to shareholders for action by shareholders;

          (5) appoint a director to or remove a director from a committee of the board of directors; or

          (6) declare a dividend on the capital stock of the Corporation.

     Section 2.  Filling of Vacancies. Except to the extent required by law,
                 --------------------
newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the board of directors resulting from the attainment by a director of the age of 72 or 65, as specified in paragraphs (1),
(2), (4), and (5) of subsection (d) of section 1 of this article III, or from death, resignation, disqualification or removal of a director, or from failure of the shareholders to elect the full number of authorized directors, or from any other cause shall be filled by the affirmative vote of at least a majority of the remaining directors (or director) then in office, even though less than a quorum of the whole board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred. The shareholders shall have no right to fill any vacancies in the board of directors, unless there are not any remaining directors to fill such vacancy.

     Section 3.  Annual and Regular Meetings. Within 45 days after each
                 ---------------------------
annual meeting of shareholders, and if possible on the date of each annual meeting of shareholders immediately following each such meeting, the board of directors shall hold an annual meeting for the purpose of electing officers and transacting other corporate business. Such meeting shall be called in the manner for calling regular or special meetings of the board of directors.

     Other regular meetings of the board of directors shall be held on the fourth Friday in January and on the third Friday after the first Monday in the months of July and October at such places as the chief executive officer or president may direct in the notices of such meetings. At least five days' notice by mail or written telecommunication shall be given to each director of the time and place of holding each regular meeting of the board of directors.

     The failure to hold a regular meeting shall have no effect on the Corporation, its directors or officers.

     Section 4.  Special Meetings. A special meeting of the board of directors
                 ----------------
may be called by the chief executive officer or president, to be held at such place as he may direct in the notice of such meeting, on four days' notice by mail or three days' notice by written telecommunication, to each director. A special meeting shall be called by the chief executive officer or president in like manner on the written request of at least 50% of the members of the board.

     Section 5.  Place of Meetings; Telephone Meetings. A meeting of the board
                 -------------------------------------
of directors may be held either within or without the State of Louisiana. The time and place of holding a regular or special meeting of the board of directors may be changed and another place and time fixed for such regular or special meeting by a majority of the members of the board.

     The members of the board of directors, and a committee thereof, may participate in and hold a meeting of the board or of such committee by means of conference telephone or similar communications equipment provided that all persons participating in such meeting can hear and communicate with one another. Participation in a meeting pursuant to this provision shall constitute presence in person at such meeting, except where a person participates in such meeting for the express purpose of objecting to the transaction of any business on the grounds that such meeting was not lawfully called or convened.

     Section 6.  Quorum. A majority of the directors shall constitute a quorum,
                 ------
but a smaller number may adjourn a meeting from time to time without further notice until a quorum is secured. If a quorum is present, the directors present can continue to do business until adjournment notwithstanding the subsequent withdrawal of enough directors to leave less than a quorum or the refusal of any director present to vote.

     Section 7.  Compensation. Each director shall be entitled to receive
                 ------------
from the Corporation reimbursement of his expenses incurred in attending any regular or special meeting of the board and, by resolution of the board, such other compensation as it may approve. Such reimbursement and compensation shall be payable whether or not an adjournment be had because of the absence of a quorum. Nothing herein contained shall be construed to preclude any director from serving the Corporation in another capacity and receiving compensation therefor.

     Section 8.  Committees. From time to time, the board of directors may
                 ----------
appoint, from its own number, in addition to the committees provided for in these bylaws, such other committee or committees for such purpose or purposes as it shall determine. Subject to the limitations imposed by these bylaws, the articles of incorporation, and the laws of the State of Louisiana, each committee of the board of directors shall have such powers as shall be specified in the resolution of appointment.

                                  ARTICLE IV
                                  ----------

                                Indemnification

     Section 1.  Right to Indemnification - General. The Corporation shall
                 ----------------------------------
indemnify any person who was or is, or is threatened to be made, a party to or otherwise involved in any pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative (any such threatened, pending or completed proceeding being hereinafter called a "Proceeding") by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another business, foreign or nonprofit corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (whether the basis of his involvement in such Proceeding is alleged action in an official capacity or in any other capacity while serving as such), to the fullest extent permitted by applicable law in effect from time to time, and to such greater extent as applicable law may from time to time permit, from and against expenses, including attorney's fees, judgments, fines, amounts paid or to be paid in settlement, liability and loss, ERISA excise taxes, actually and reasonably incurred by him or on his behalf or suffered in connection with such Proceeding or any claim, issue or matter therein; provided, however, that, except as provided in section 5 of this article, the Corporation shall indemnify any such person claiming indemnity in connection with a Proceeding initiated by such person only if such Proceeding was authorized by the board of directors.

     Section 2.  Certain Provisions Respecting Indemnification for and
                 -----------------------------------------------------
                 Advancement of Expenses.
                 -----------------------

     (a) To the extent that a person referred to in section 1 of this article is required to serve as a witness in any Proceeding referred to therein, he shall be indemnified against all Expenses (as hereinafter defined) actually and reasonably incurred by him or on his behalf in connection with serving as a witness.

     (b) The Corporation shall from time to time pay, in advance of final disposition, all Expenses incurred by or on behalf of any person referred to in section 1 of this article claiming indemnity thereunder in respect of any Proceeding referred to therein. Each such advance shall be made within ten days after the receipt by the Corporation of a statement from the claimant requesting the advance, which statement shall reasonably evidence the relevant Expenses and be accompanied or preceded by any such undertaking as may be required by applicable law respecting the contingent repayment of such Expenses. Whenever and to the extent applicable law requires the board of directors to act in the specific case with respect to the payment of Expenses in advance of the final disposition of any Proceeding, the board of directors shall act with respect thereto within the period specified in the preceding sentence and shall withhold the payment of Expenses in advance only if there is a reasonable and prompt determination by the board of directors by a majority vote of a quorum of Disinterested Directors (as hereinafter defined), or (if such quorum is not obtainable or, even if obtainable, a quorum of Disinterested Directors so directs) by Independent Counsel (as hereinafter defined) in a written opinion, that advancement of Expenses is inappropriate, even taking into account any undertaking given with respect to the repayment of such Expenses, because based on the facts then known there is no reasonable likelihood that the claimant would be able ultimately to demonstrate that he met the standard of conduct necessary for indemnification with respect to such Expenses.

     Section 3.  Procedure for Determination of Entitlement to
                 ---------------------------------------------
                 Indemnification.
                 ---------------

     (a) To obtain indemnification under this article, a claimant shall submit to the Corporation a written application. The secretary of the Corporation shall, promptly upon receipt of such an application for indemnification, advise the board of directors in writing of the application. In connection with any such application, the claimant shall provide such documentation and information as is reasonably requested by the Corporation and reasonably available to him and relevant to a determination of entitlement to indemnification.

     (b) A person's entitlement to indemnification under this article, unless ordered by a court, shall be determined, as required or permitted by applicable law: (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors, (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion, or (iii) by the shareholders of the Corporation; provided, however, that if a Change of Control (as hereinafter defined) shall have occurred, no determination of entitlement to indemnification adverse to the claimant shall be made other than one made or concurred in by Independent Counsel, selected as provided in paragraph (d) of this section, in a written opinion.

     (c) If the determination of entitlement to indemnification is to be made by Independent Counsel in the absence of a Change of Control, the Corporation shall furnish notice to the claimant within ten days after receipt of the application for indemnification specifying the identity and address of Independent Counsel. The claimant may, within fourteen days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection, subject to paragraph (e) of this section. If such an objection is made, either the Corporation or the claimant may petition any court of competent jurisdiction for a determination that the objection has no reasonable basis or for the appointment as Independent Counsel of counsel selected by the court.

     (d) If there has been a Change of Control, Independent Counsel to act as and to the extent required by paragraph (b) of this section or paragraph (b) of section 2 shall be selected by the claimant, who shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected. The Corporation may, within seven days after receipt of such written notice of selection, deliver to the claimant a written objection to such selection, subject to paragraph (e) of this section. The claimant may, within five days after the receipt of such objection, select other counsel to act as Independent Counsel, and the Corporation may, within seven days after receipt of such written notice of selection, deliver to the claimant a written objection, as aforesaid, to such second selection. In the case of any such objection the claimant may petition any court of competent jurisdiction for a determination that the objection has no reasonable basis or for the appointment as Independent Counsel of counsel selected by the court.

     (e) Any objection to the selection of Independent Counsel may be asserted only on the ground that the counsel so selected does not qualify as Independent Counsel under the definition contained in section 7 of this article, and the objection shall set forth with particularity the basis of such assertion. No counsel selected by the Corporation or by the claimant may serve as Independent Counsel if a timely objection has been made to his selection unless a court has determined that such objection has no reasonable basis.

     (f) The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel acting pursuant to this article and in any proceeding in which such counsel is a party or a witness in respect of its investigation and report. The Corporation shall pay all reasonable fees and expenses incident to the procedures of this section regardless of the manner in which Independent Counsel is selected or appointed.

     Section 4.  Presumptions and Effect of Certain Proceedings.
                 ----------------------------------------------

     (a) A person referred to in section 1 of this article claiming a right to indemnification under this article shall be presumed (except as may be otherwise expressly provided in this article or required by applicable law) to be entitled to such indemnification upon submission of an application for indemnification in accordance with section 3, and the Corporation shall have the burden of proof to overcome the presumption in any determination contrary to the presumption.

     (b) Unless the determination is to be made by Independent Counsel, if the person or persons empowered under section 3 of this article to determine entitlement to indemnification shall not have made and furnished the determination in writing to the claimant within 60 days after receipt by the Corporation of the application for indemnification, the determination of entitlement to indemnification shall be deemed to have been made in favor of the claimant unless the claimant knowingly misrepresented a material fact in connection with the application or such indemnification is prohibited by law. The termination of any Proceeding, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contender or its equivalent, shall not of itself adversely affect the right of a claimant to indemnification or create a presumption that a claimant did not act in a manner which would deny him the right to indemnification.

     Section 5.  Right of Claimant to Bring Suit.
                 -------------------------------

     (a) If (i) a determination is made pursuant to the procedures contemplated by section 3 of this article that a claimant is not entitled to indemnification under this article, (ii) advancement of Expenses is not timely made pursuant to paragraph (b) of section 2 of this article, (iii) Independent Counsel has not made and delivered a written opinion as to entitlement to indemnification within 90 days after the selection or appointment of counsel has become final by virtue of the lapse of time for objection or the overruling of objections or appointment of counsel by a court, or (iv) payment of a claim for indemnification is not made within five days after a favorable determination of entitlement to indemnification has been made or deemed to have been made pursuant to section 3 or 4 of this article, the claimant shall be entitled to bring suit against the Corporation to establish his entitlement to such indemnification or advancement of Expenses and to recover the unpaid amount of his claim. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant did not meet the applicable standard of conduct which makes it permissible for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be upon the Corporation. Neither the failure of the Corporation (including its board of directors, Independent Counsel or its shareholders) to have made a determination before the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met such applicable standard of conduct, nor an actual determination by the Corporation (including its board of directors, Independent Counsel or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct, and the claimant shall be entitled to a de novo trial on the merits as to any such matter as to which no determination or an adverse determination has been made.

     (b) If a claimant is successful in whole or in part in prosecuting any claim referred to in paragraph (a) of this section, the claimant shall also be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him in prosecuting such claim.

     Section 6.  Non-Exclusivity and Survival of Rights. The rights of
                 --------------------------------------
indemnification and to receive advancement of Expenses contemplated by this article shall not be deemed exclusive of any other rights to which any person may at any time be entitled under any bylaw, agreement, authorization of shareholders or directors (regardless of whether directors authorizing such indemnification are beneficiaries thereof), or otherwise, both as to action in his official capacity and as to action in another capacity; provided that no other indemnification measure shall permit indemnification of any person for the results of such person's willful or intentional misconduct.

     The Corporation may procure or maintain insurance or other similar arrangement, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or other corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against or incurred by such person, whether or not the Corporation would have the power to indemnify such person against such expense or liability.

     In considering the cost and availability of such insurance, the Corporation, in the exercise of its business judgment, may purchase insurance which provides for any and all of (i) deductibles, (ii) limits on payments required to be made by the insurer, or (iii) coverage which may not be as comprehensive as that previously included in insurance purchased by the Corporation. The purchase of insurance with deductibles, limits on payments and coverage exclusions will be deemed to be in the best interest of the Corporation but may not be in the best interest of certain of the persons covered thereby. As to the Corporation, purchasing insurance with deductibles, limits on payments, and coverage exclusions is similar to the Corporation's practice of self-insurance in other areas. In order to protect the officers and directors of the Corporation, the Corporation shall indemnify and hold each of them harmless as provided in section 1 of this article IV, without regard to whether the Corporation would otherwise be entitled to indemnify such officer or director under the other provisions of this article IV, to the extent (i) of such deductibles, (ii) of amounts exceeding payments required to be made by an insurer or (iii) that prior policies of officers and directors liability insurance held by the Corporation would have provided for payment to such officer or director. Notwithstanding the foregoing provisions of this section 6, no person shall be entitled to indemnification for the results of such person's willful or intentional misconduct.

     The right to indemnification conferred in this article shall be a contract right, and no amendment, alteration or repeal of this article or any provision thereof shall restrict the indemnification rights granted by this article as to any person claiming indemnification with respect to acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and legal representatives.

     Section 7.  Definitions. For purposes of this article:
                 -----------

     (a) "Change of Control" means the occurrence of any of the following events or circumstances: (1) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), whether or not the Corporation is then subject to such reporting requirement; (2) (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Act) shall have become the "beneficial owner", (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding voting securities without the prior approval of at least two-thirds of the members of the board of directors in office immediately before such person's attaining such percentage interest; (3) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or the subject of a proxy contest, as a consequence of which members of the board of directors in office immediately before such transaction or event constitute less than a majority of the board of directors thereafter; (4) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors (including for this purpose any new director whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the board of directors.

     (b) "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought as provided in this article.

     (c) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

     (d) "Independent Counsel" means a law firm, or a member of a law firm, with substantial experience in matters of corporation law that neither presently is, nor in the five years before his selection or appointment has been, retained to represent: (i) the Corporation or person claiming indemnification in any matter material to either, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder, and is not otherwise precluded under applicable professional standards from acting in the capacity herein contemplated.

                                   ARTICLE V
                                   ---------

                              Executive Committee

     Section 1.  Election and Tenure. The board of directors may appoint an
                 -------------------
executive committee consisting of such number of directors as it may appoint, to serve at the pleasure of the board of directors, but in any event not beyond the next annual meeting of the board of directors. The board may at any time, without notice, remove and replace any member of the executive committee.

     Section 2.  Powers. Subject to the provisions of subsection (f) of
                 ------
section 1 of article III of these bylaws, the executive committee shall have and may exercise all powers of the board of directors between meetings of the board.

     Section 3.  Meetings. The executive committee shall meet at stated
                 --------
times or on notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The executive committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of a majority of the whole committee shall be necessary in every case. The executive committee shall keep regular minutes of its proceedings and report the same to the board of directors.

     Section 4.  Compensation. Members of the executive committee, other than
                 ------------
officers of the Corporation, shall receive such compensation for their services as shall be prescribed by the board of directors. Each member of the executive committee shall be entitled to receive from the Corporation reimbursement of his expenses incurred in attending a meeting of such committee.

                                  ARTICLE VI
                                  ----------

                                Audit Committee

     Section 1.  Election and Tenure. The board of directors may appoint an
                 -------------------
audit committee, consisting of such number of directors as it may appoint, to serve at the pleasure of the board of directors, but in any event not beyond the next annual meeting of the board of directors. The board may at any time, without notice, remove and replace any member of the audit committee.

     Section 2.  Audit Committee. The audit committee shall recommend to the
                 ---------------
board of directors the accounting firm to be selected by the board or to be recommended by it for shareholder approval, as independent auditors of the Corporation and its subsidiaries, and to act on behalf of the board in meeting and reviewing with the independent auditors, the chief internal auditor, and the appropriate corporate officers matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting, and operating controls, and the scope of the respective audits of the independent auditors and the internal auditor. The audit committee shall review the results of each audit with the respective auditing agency and shall promptly report thereon to the board of directors. The audit committee shall additionally submit to the board of directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting, and operational controls and safeguards including establishment and implementation of standards of proper employee and corporate conduct. Subject to the provisions of subsection (f) of section 1 of article III of these bylaws, the audit committee shall have such other functions as may be authorized or directed from time to time by the board of directors.

     Section 3.  Meetings. The audit committee shall meet at stated times or on
                 --------
notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The audit committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of a majority of the whole committee shall be necessary in every case. The audit committee shall keep regular minutes of its proceedings and report the same to the board of directors.

     Section 4.  Compensation.  Members of the audit committee, other than
                 ------------
officers of the Corporation, shall receive such compensation for their services as shall be prescribed by the board of directors. Each member of the audit committee shall be entitled to receive from the Corporation reimbursement of his expenses incurred in attending a meeting of the audit committee.

                                  ARTICLE VII
                                  -----------

                            Compensation Committee

     Section 1.  Election and Tenure. The board of directors may appoint a
                 -------------------
compensation committee, consisting of such number of directors as it may appoint, to serve at the pleasure of the board of directors, but in any event not beyond the next annual meeting of the board of directors. The board may at any time, without notice, remove and replace any member of the compensation committee.

     Section 2.  Compensation Committee. The compensation committee shall make
                 ----------------------
recommendations to the board of directors concerning the compensation of the executives and other employees of the Corporation and matters related to benefits for employees. Subject to the provisions of subsection (f) of section 1 of article III of these bylaws, the compensation committee shall have such other functions as may be authorized or directed from time to time by the board of directors.

     Section 3.  Meetings. The compensation committee shall meet at stated
                 --------
times or on notice to all by one of its number, in which notice the time and place of the meeting shall be set forth. The compensation committee shall fix its own rules of procedure, and a majority shall constitute a quorum; but the affirmative vote of the majority of the whole committee shall be necessary in every case. The compensation committee shall keep regular minutes of its proceedings and report the same to the board of directors.

     Section 4.  Compensation. Members of the compensation committee, other
                 ------------
than officers of the Corporation, shall receive such compensation for their services as shall be prescribed by the board of directors. Each member of the compensation committee shall be entitled to receive from the Corporation reimbursement of his expenses incurred in attending a meeting of the compensation committee.

                                 ARTICLE VIII
                                 ------------

                                   Officers

     Section l.  Election, Tenure, and Compensation. The officers of the
                 ----------------------------------
Corporation shall consist of a president, one or more vice presidents, a secretary, a treasurer, and such other officers, including a chairman of the board of directors, as may from time to time be elected or appointed by the board of directors. Officers of the Corporation shall be elected annually by the board of directors as provided in section 3 of article III of these bylaws. If such annual election is not held, the officers then in office shall remain as such until their respective successors shall be elected and qualify. No officer, except the chairman of the board of directors, need be a director, and any two or more offices, except the offices of president and vice president, may be held by one person. The powers of all officers of the Corporation shall be subject to the provisions of subsection (f) of section 1 of article III of these bylaws.

     Section 2.  Powers and Duties of Chairman of Board of Directors. The
                 ---------------------------------------------------
chairman of the board of directors, if any, shall, when present, preside at all meetings of the board of directors. He shall be chief executive officer of the Corporation and, as such, he shall (a) have general and active management of the business of the Corporation, (b) have the general supervision and direction of the other officers of the Corporation and shall see that their duties are properly performed, (c) see that all orders and resolutions of the board of directors are carried into effect, (d) have the power to execute contracts and conveyances on behalf of the Corporation, and (e) perform such other functions normally performed by a chief executive officer. The chairman of the board of directors shall perform such other duties as from time to time may be delegated to him by the board of directors.

     Section 3.  Powers and Duties of President. The president shall be the
                 ------------------------------
chief executive officer of the Corporation when no chairman of the board has been elected and, as such, shall perform the duties specified for the chief executive officer in section 2 of this article VIII. The president shall be chief operating officer of the Corporation and, subject to the direction of the chairman of the board of directors, if any, shall be responsible for the administration and operation of the Corporation's business. He shall have the power to execute and deliver contracts and conveyances (including without limitation conveyances of real and personal property to and by the Corporation) for and on behalf of the Corporation.

     Section 4.  Powers and Duties of Vice President. The board of directors
                 -----------------------------------
may appoint one or more vice presidents. Each vice president shall have the power to execute contracts and conveyances on behalf of the Corporation, and shall have such other powers and shall perform such other duties as may be assigned to him by the board of directors or by the president.

     Section 5.  Powers and Duties of Secretary. The secretary shall attend
                 ------------------------------
and record, in a book kept for such purpose, the proceedings of all meetings of the shareholders of the Corporation and of the board of directors. He shall keep an account of stock registered and transferred in such manner as the board of directors may prescribe. He shall keep the seal of the Corporation and, when authorized by the board of directors or the executive committee, he shall affix the seal of the Corporation to any instrument requiring the same, and attest the same by his signature, or cause the same to be attested by the signature of an assistant secretary. He shall give proper notice of meetings of shareholders and directors and shall perform such other duties as shall be assigned to him. Assistant secretaries shall have such duties as the board of directors may from time to time prescribe.

     Section 6.  Powers and Duties of Treasurer. The treasurer shall have
                 ------------------------------
custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. He shall disburse or cause to be disbursed the funds of the Corporation as may be ordered by the board of directors, executive committee, chief executive officer or president, taking proper vouchers for such disbursements, and shall render to the chief executive officer, the president, and the directors at the regular meetings of the board of directors, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the Corporation, and at the regular meeting of the board of directors next preceding the annual shareholders' meeting, a like report for the preceding fiscal year. He shall give the Corporation a bond, if required by the board of directors, in such sum and in form and with security satisfactory to the board of directors, for the faithful performance of the duties of his office and the restoration to the Corporation, in case of his death, resignation, or removal from office, of all books, papers, vouchers, moneys, and other property of whatever kind in his possession belonging to the Corporation. He shall perform such other duties as the board of directors or executive committee may from time to time prescribe. Assistant treasurers shall have such duties as the board of directors may from time to time prescribe.

     Section 7.  Delegation of Duties. In case of the absence or disability
                 --------------------
of any officer of the Corporation, or for any other reason deemed sufficient by the board of directors, the board of directors may delegate such officer's powers or duties for the time being to any other officer, to any employee with management responsibility, or to any director.

                                  ARTICLE IX
                                  ----------

                                 Capital Stock

     Section l.  Stock Certificates. Certificates representing shares of the
                 ------------------
capital stock of the Corporation shall be signed by the chief executive officer, the president or one of the vice presidents of the Corporation and also by the secretary or an assistant secretary, or the treasurer or an assistant treasurer. Such certificates shall have affixed an impression of the seal of the Corporation. Where such certificates are countersigned by a transfer agent and by a registrar, both of which may be the same institution, the signatures of such officers and the seal of the Corporation thereon may be facsimiles, engraved or printed. If an officer of the Corporation who shall have signed a certificate of capital stock, or whose facsimile signature has been affixed for such purpose, shall cease to be such officer of the Corporation before the stock certificate so signed shall have been issued by the Corporation, such stock certificate may nevertheless be issued and delivered with the same force and effect as though the person who signed such certificate or whose facsimile signature has been affixed for such purpose had not ceased to be such officer of the Corporation.

     Section 2.  Lost or Destroyed Certificates. The board of directors may
                 ------------------------------
determine the conditions upon which a new certificate for capital stock of the Corporation may be issued in place of a certificate which is alleged to have been lost, stolen, or destroyed and may, in its discretion, require the owner of such certificate or his legal representative to give bond with sufficient surety to the Corporation to indemnify it against any loss or claim which may arise by reason of the issue of a new certificate in the place of the one so alleged to have been lost, stolen, or destroyed.

     Section 3.  Transfer of Shares.  The shares of capital stock of the
                 ------------------
Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock or transfer books and ledgers, or to such other person as the board of directors may designate, by whom they shall be canceled. New certificates shall thereupon be issued, representing the shares so transferred. A record shall be made of each transfer.

     Section 4.  Dividends. Dividends upon the capital stock may be declared
                 ---------
by the board of directors at a regular or special meeting out of the net profits or surplus of the Corporation. Before paying a dividend or making a distribution of profits, there may be set aside out of the accumulated profits of the Corporation such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund for meeting contingencies or for equalizing dividends or for repairing or maintaining property of the Corporation or for such other purpose as the directors shall think conducive to the interests of the Corporation.

     Section 5.  Closing Transfer Books; Fixing Record Date. The board of
                 ------------------------------------------
directors may fix the time, not exceeding 60 days preceding the date of a meeting of shareholders, a dividend payment date, or a date for the allotment of rights, during which the books of the Corporation shall be temporarily closed against transfers of stock; or, in lieu thereof, the board of directors may fix a date, not exceeding 60 days preceding the date of a meeting of shareholders, a dividend payment date, or a date for the allotment of rights, as a date for the taking of a record of the shareholders entitled to notice of and to vote at such meeting, or entitled to receive such dividends or such rights, as the case may
be; and only shareholders of record on such date shall be entitled   to notice
of and to vote at such meeting, or to receive such dividends or rights, as the case may be.

                                   ARTICLE X
                                   ---------

                                    Notices

     Section 1.  Manner of Giving Notice. Notice required to be given under
                 -----------------------
the provisions of these bylaws to a director, officer, or shareholder shall not be construed to mean personal notice, but may be given by depositing written or printed notice in a post office or letter box in a postpaid wrapper addressed to such director, officer, or shareholder at such address as appears on the books of the Corporation, such notice to be deemed to have been given at the time when the same shall have been thus mailed; or, if such person has provided a telecommunications address to the Corporation, such notice may be given by prepaid written telecommunication sent to such address and in such event shall be deemed to have been given at the time when the same shall have been transmitted.

     Section 2.  Waiver of Notice. Any shareholder, officer, or director may
                 ----------------
waive, in writing or by written telecommunication, whether before or after the time stated, any notice required to be given under these bylaws. Attendance at any meeting by a director or shareholder without first objecting to lack of notice shall constitute waiver of notice.

                                  ARTICLE XI
                                  ----------

                                 Miscellaneous

     Section 1.  Fiscal Year. The fiscal year of the Corporation shall begin
                 -----------
on the first day of January and end on the last day of December in each year.

     Section 2.  Checks and Drafts. All checks, drafts, and orders for the
                 -----------------
payment of money shall be signed by the treasurer, in person or by facsimile or other authorized means, or by such other officer or officers or agents as the board of directors may from time to time designate. No check shall be signed in blank.

     Section 3.  Books and Records. The books, accounts, and records of the
                 -----------------
Corporation shall, subject to the limitations fixed by law, be open to inspection by the shareholders at such times and subject to such regulations as the board of directors may prescribe.

     Section 4.  Separability. If one or more of the provisions of these
                 ------------
bylaws shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and these bylaws shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein.

                                  ARTICLE XII
                                  -----------

                              Amendment of Bylaws

     These bylaws may be amended, repealed, or supplemented at any regular meeting of the board of directors, or at any special meeting called for such purpose, by the affirmative vote of a majority of the board of directors, or by unanimous written consent; provided, however, that in each instance an amendment, repeal, or supplement shall not be inconsistent with the law or the articles of incorporation of the Corporation and shall be subject to the power of the shareholders to amend, repeal, or supplement the bylaws so made.